Registration No. 333-[            ]

As filed with the Securities and Exchange Commission on July 1, 2014

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Exact Name of Registrant as Specified in Charter)

601 Congress Street

Boston, Massachusetts 02210

(Address of Principal Executive Offices)

617-663-3000

(Registrant’s Area Code and Telephone Number)

Christopher Sechler

Assistant Secretary

John Hancock Variable Insurance Trust

601 Congress Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

Copies to:

Christopher P. Harvey, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110	Mark P. Goshko, Esq. K&L Gates LLP One Lincoln Street Boston, Massachusetts 02111

Title of securities being registered: shares of beneficial interest ($0.01 par value) of the Registrant.

Approximate date of proposed public offering: as soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) under the Investment Company Act of 1940.

It is proposed that this filing become effective on July 31, 2014 pursuant to Rule 488.

PART A

INFORMATION REQUIRED IN THE

PROXY STATEMENT/PROSPECTUS

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

617-663-3000

August 11, 2014

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of John Hancock Variable Insurance Trust (“JHVIT”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on September 17, 2014 at 10:00 a.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of two series or funds of JHVIT – Natural Resources Trust and Bond PS Series (each, an “Acquired Fund” and, together, the “Acquired Funds”) will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of that Acquired Fund into the corresponding JHVIT fund listed below (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) (each, a “Reorganization” and, together, the “Reorganizations”):

Acquired Funds	—	Acquiring Funds

Natural Resources Trust	—	Global Trust
Bond PS Series		Bond Trust

The Reorganizations

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in the Reorganization will equal the total value of the net assets of its corresponding Acquired Fund. The number of full and fractional shares of an Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization.

In the Reorganization, except as noted below, holders of Series I, Series II, and Series NAV shares of each Acquired Fund, as applicable, will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable insurance contracts that currently invest in Series II shares of Natural Resources Trust, it is expected that, after the Reorganization, John Hancock Life Insurance Company (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series II shares with Series I shares issued by Global Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower total annual fund operating expenses than would have been the case if the Series II shares of Global Trust were to be retained.

If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on November 7, 2014.

The Board of Trustees of JHVIT (the “Board”) has unanimously approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in a combined Acquiring Fund that has lower net total annual fund operating expenses and has stronger prospects for growth and potential opportunities for economies of scale than the corresponding Acquired Fund. Each Acquiring Fund has principal investment strategies that are similar to those of the corresponding Acquired Fund.

The value of your investment will not be affected by the applicable Reorganization. Furthermore, the Reorganizations are not expected to be taxable events for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of the Acquired Funds. The expenses of each Reorganization will be borne entirely by the relevant Acquired Fund.

*        *        *

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock USA and John Hancock NY are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one of JHVIT’s funds. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Funds attributable to your contracts as of July 20, 2014, the record date for the Meeting. John Hancock USA and John Hancock NY will vote all shares of each Acquired Fund owned by such companies and attributed to such contracts in proportion to the voting instructions with respect to that fund timely received from owners of contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHVIT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has unanimously voted in favor of each proposed Reorganization and recommends that you give voting instructions for its approval, as applicable.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by the close of business on September 16, 2014. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

If you have any questions regarding the Reorganization, please call one of the following numbers:

For John Hancock USA
variable annuity contracts:	(800	) 344-1029

For John Hancock USA
variable life contracts:	(800	) 827-4546

For John Hancock NY
variable annuity contracts:	(800	) 551-2078

For John Hancock NY
variable life contracts:	(888	) 267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Assistant Secretary
John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

617-663-3000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fundamental Value Trust:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Natural Resources Trust and Bond PS Series (each, an “Acquired Fund” and, together, the “Acquired Funds”), each a separate series or fund of John Hancock Variable Insurance Trust (“JHVIT”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on September 17, 2014 at 10:00 a.m., Eastern Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice.

Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Natural Resources Trust into Global Trust. (Only shareholders of Natural Resources Trust will vote on Proposal 1)

Proposal 2	Approval of Agreement and Plan of Reorganization providing for the reorganization of Bond PS Series into Bond Trust. (Only shareholders of Bond PS Series will vote on Proposal 2)

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote FOR each Proposal, as applicable.

Approval of each proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund. Each shareholder of record at the close of business on July 20, 2014 is entitled to receive notice of and to vote at the Meeting.

Sincerely yours,

/s/ Christopher Sechler
Christopher Sechler
Assistant Secretary
August 11, 2014
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street, Boston, Massachusetts 02210-2805, 617-663-3000

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of John Hancock Variable Insurance Trust (“JHVIT”) of proxies to be used at a Special Meeting of Shareholders of JHVIT to be held at 601 Congress Street, Boston, Massachusetts 02210, on September 17, 2014, at 10:00 a.m., Eastern Time (the “Meeting”).

At the Meeting, shareholders of each of two series or funds of JHVIT listed below (each, an “Acquired Fund” and, together, the “Acquired Funds”), will separately be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Acquired Fund into its corresponding JHVIT fund listed below (each, an “Acquiring Fund” and, together, the “Acquiring Funds”) (each, a “Reorganization” and, together, the “Reorganizations”).

Acquired Funds	Acquiring Funds

Natural Resources Trust	Global Trust
Bond PS Series	Bond Trust

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganizations. Please read it carefully and retain it for future reference.

JHVIT’s Annual and Semiannual Reports to Shareholders contain additional information about the investments of the Acquired and Acquiring Funds.

Each proposal stands on its own — the approval of one proposal is not contingent upon the approval of the other proposal.

For additional information regarding the Acquired and Acquiring Funds, see the JHVIT Prospectus dated April 30, 2014, as supplemented (File Nos. 2-94157 and 811-04146), and JHVIT’s Annual Report for the period ended December 31, 2013 (File No. 811-04146), each of which is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to those funds. A Statement of Additional Information dated August 11, 2014 (File No. 333-[            ]) relating to this Proxy Statement/Prospectus (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and also is incorporated by reference into this Proxy Statement/Prospectus. The SAI incorporates by reference the Statement of Additional Information of JHVIT dated April 30, 2014, as supplemented (the “JHVIT SAI”) (File Nos. 2-94157 and 811-04146), insofar as it relates to the Acquired and Acquiring Funds. Copies of the reports and the SAI, which will be accompanied by copies of the JHVIT SAI, may be obtained without charge by writing to JHVIT at the address stated above or by calling the appropriate toll free number listed below. For purposes of this Proxy Statement/Prospectus, references to information found or included in the SAI include information found or included in the JHVIT SAI. Contract holders having any questions regarding either Reorganization should call the appropriate toll free number listed below:

For John Hancock USA variable annuity contracts:	(800	) 344-1029
For John Hancock USA variable life contracts:	(800	) 827-4546
For John Hancock NY variable annuity contracts:	(800	) 551-2078
For John Hancock NY variable life contracts:	(888	) 267-7784

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is August 11, 2014.

The Reorganization

Under the Plan and with respect to each Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of an Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of the Acquiring Fund issued in a Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization, which is expected to be on or about November 7, 2014 (the “Exchange Date”).

In the Reorganization, except as noted below, holders of Series I, Series II, and Series NAV shares of each Acquired Fund, as applicable, will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable insurance contracts that currently invest in Series II shares of Natural Resources Trust, it is expected that, after the Reorganization, John Hancock Life Insurance Company (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series II shares with Series I shares issued by Global Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of an Acquired Fund, the Reorganization is expected to occur with respect to that fund as of the close of regularly scheduled trading on the NYSE on November 7, 2014. All share classes of each Acquired Fund will vote in the aggregate and not by class. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

General

JHVIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (information on the operation of this reference facility may be obtained by calling the SEC at 1-202-551-8090); at the Northeast Regional Office (3 World Financial Center, New York, New York 10281); and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Such materials also are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated July 20, 2014 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of JHVIT held.

JHVIT. JHVIT is a Massachusetts business trust that is a no-load open-end investment company, commonly known as a mutual fund, registered under the 1940 Act. JHVIT currently offers 82 separate series or funds (each a “fund”), including the Acquired and Acquiring Funds. JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other funds of JHVIT that operate as funds of funds. Shares of JHVIT also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans, but currently are not offered to such investors.

Investment Management. John Hancock Investment Management Services, LLC (“JHIMS” or the “Advisor”) serves as investment advisor to each of the Acquired and Acquiring Funds. Pursuant to an Amended and Restated Advisory Agreement with JHVIT on behalf of the Acquired and Acquiring Funds, dated September 26, 2008, JHIMS is responsible for, among other things, administering the business and affairs of each of the Acquired and Acquiring Funds and selecting, contracting with, compensating and monitoring the performance of any investment subadvisor that manages the investment of the assets of the Funds pursuant to subadvisory agreements.

Wellington Management Company, LLP (“Wellington”) serves as investment subadvisor to Natural Resources Trust. Wellington’s address is 280 Congress Street, Boston, Massachusetts 02210.

Templeton Global Advisors Limited (“Templeton”) serves as investment subadvisor to Global Trust. Templeton’s address is Box N-7759, Lyford Cay, Nassau, Bahamas.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) serves as investment subadvisor to Bond PS Series and Bond Trust. JHAM’s address is 197 Clarendon Street, Boston, Massachusetts 02116.

JHIMS, the investment advisor; and Wellington, Templeton and JHAM, the subadvisors, are registered with the SEC as investment advisors under the Investment Advisers Act of 1940, as amended.

JHIMS also provides to JHVIT certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight, as well as services related to the office of the Chief Compliance Officer.

The Distributor. John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHIMS and JH Distributors are located at 601 Congress Street, Boston, Massachusetts 02210. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATIONS

The following is a summary discussion of the form and consequences of, and the reasons for, the Reorganizations.

At its meeting held on June 23-25, 2014, the Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHVIT, the Advisor, the subadvisors, or JH Distributors (the “Independent Trustees”), approved the Plan providing for the Reorganization of each Acquired Fund into its corresponding Acquiring Fund. Each Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to its corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

As a result of each Reorganization, shareholders of an Acquired Fund will become shareholders of the corresponding Acquiring Fund. In each Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of its corresponding Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”).

In the Reorganizations, except as noted below, holders of Series I, Series II, and Series NAV shares of each Acquired Fund, as applicable, will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable insurance contracts that currently invest in Series II shares of Natural Resources Trust, it is expected that, after the Reorganization, John Hancock Life Insurance Company (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series II shares with Series I shares issued by Global Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower total annual fund operating expenses than would have been the case if the Series II shares of Global Trust were to be retained.

The Board has unanimously approved each Reorganization and believes that each Reorganization will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in a combined Acquiring Fund that has lower net total annual fund operating expenses and has stronger prospects for growth and potential opportunities for economies of scale than the corresponding Acquired Fund.

On a pro forma basis, each class of each resulting combined Acquiring Fund after the Reorganizations is expected to have total operating expenses that are lower than those of the respective Acquired Fund share classes exchanged in each Reorganization.

The factors that the Board considered in deciding to approve each Reorganization are discussed below under “Information About the Reorganizations — Board Consideration of the Reorganizations.”

Neither Reorganization is expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of each Acquired Fund. See “Information About the Reorganizations – Federal Income Tax Consequences.”

Immediately preceding the Reorganization involving Natural Resources Trust, Natural Resources Trust may, in certain situations, not comply with its investment policies due to the need to make changes to its portfolio to facilitate the Reorganization. The Reorganizations will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds — Purchase and Redemption of Shares” in the JHVIT Prospectus.

The expenses of each Reorganization will be borne entirely by the relevant Acquired Fund. If either Reorganization is not consummated, the expenses of that Reorganization will be paid by JHIMS.

The aggregate estimated expenses of each Reorganization (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies), and the expected reduction in net asset value per share (in parentheses) are as follows: approximately $86,247 (less than $(0.01) per share) with respect to Natural Resources Trust, and approximately $75,015 (less than $(0.01) per share) with respect to Bond BS Series.

PROPOSAL 1 —

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR

THE REORGANIZATION OF NATURAL RESOURCES TRUST INTO GLOBAL TRUST

Shareholders of Natural Resources Trust (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Global Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

Both Natural Resources Trust and Global Trust have similar investment objectives and policies in pursuing capital appreciation, although Natural Resources Trust’s objective also includes an income component, as outlined in the chart below. The following is a brief summary of the similarities and differences between the funds’ investment policies. Both the Acquired and Acquiring Funds invest primarily in equity securities of companies located worldwide, each including emerging markets. The Acquired and Acquiring Funds’ subadvisors use a valued-oriented approach. The funds differ in that Natural Resources Trust invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, whereas Global Trust does not have this requirement. Conversely, Global Trust also may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world, whereas Natural Resources Trust may not due to the 80% requirement to be invested in certain equity and equity-related securities noted above. Natural Resources Trust invests in three major natural resource sectors, whereas Global Trust does not.

Natural Resources Trust	Global Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund as of December 31, 2013:

$156,500,516	$679,997,993

Approximate Net Assets of Each Fund as of June 29, 2014 (unaudited):

$150,975,138	$680,392,932

Investment Advisor:

JHIMS

Investment Subadvisor:

Wellington	Templeton

Investment Objectives:

To seek long-term total return.	To seek long-term capital appreciation.

Principal Investment Strategies:

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resources-related companies include companies that own or develop energy, metals and other natural resources, or supply goods and services to such companies.

The fund seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The fund invests in three major sectors: (1) energy, (2) metals and mining and (3) other natural resource-based companies, which are described below.

Energy. The energy sector includes companies engaged in exploration, production, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

Metals and Mining. The metals and mining sector includes companies engaged in the exploration, production, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

Other Natural Resources-Based Companies. Other natural resources sectors consist of companies engaged in producing, processing and distributing agricultural products, fertilizer and miscellaneous raw materials and other commodities not included in the sectors above. This may include forest products such as timber, pulp and paper product companies.

The fund may invest without limitation in foreign securities, including emerging markets. The fund utilizes currency forwards and other currency hedging transactions in an effort to protect the value of the fund’s assets when Wellington deems it advisable to do so. The fund also may enter into derivative currency transactions, including currency forwards, cross currency forwards and options on currencies. The fund’s derivative transactions will typically be fully collateralized on a net basis. The fund’s investments in derivative currency transactions may result in net short exposure to a particular currency that is not offset by a long position in another currency. Under normal market conditions, the fund is fully invested.

Under normal market conditions, the fund invests primarily in the equity securities of companies located throughout the world, including emerging markets. Although the fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

Depending upon current market conditions, the fund may invest up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The fund also invests in depositary receipts. Equity securities may include common stocks, preferred stocks and convertible securities. The fund may lend certain of its portfolio securities to qualified banks and broker dealers.

The fund may invest in equity-linked notes, the value of which is tied to a single stock or a basket of stocks.

Wellington uses a value-based approach to invest in a broad range of natural resources sectors for the portion of the fund Wellington manages. Wellington utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington’s analysis is understanding the economic and political dynamics of each of these countries.

Wellington utilizes fundamental research to identify companies with attractive growth prospects, assets and relative values. Wellington also considers the volatility and ranges of commodity prices in seeking opportunities to buy or sell securities at attractive prices relative to a company’s potential over a longer investment cycle. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the fund on the basis of relative attractiveness. Wellington uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

When choosing equity investments for the fund, Templeton applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to Templeton’s evaluation of the company’s long-term earnings, asset value and cash flow potential. Templeton also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Temporary Defensive Investing

During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds.

Use of Hedging and Other Strategic Transactions

For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in derivative instruments that include foreign currency forward contracts, foreign currency swaps and options.

For purposes of reducing risk and/or obtaining efficient investment exposure, the fund may invest in credit default swaps, equity-linked notes, foreign currency forward contracts, futures contracts, options and swaps.

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2013 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the respective Acquired Fund share classes exchanged in the Reorganization.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

In the Reorganization, except as noted below, holders of Series I, Series II, and Series NAV shares of Natural Resources Trust will receive Series I, Series II, and Series NAV shares, respectively, of Global Trust.

For certain variable insurance contracts that currently invest in Series II shares of Natural Resources Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by Global Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Annual Fund Operating Expenses (12-month period ended 12/31/2013)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share	Manage- ment Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Contractual Expense Reimbursement	Total Annual Fund Operating Expenses After Expense Reimbursements
(1) Natural Resources Trust
(Acquired Fund)
Series I	1.00%	0.05%	0.11%	1.16%	N/A	1.16%
Series II	1.00%	0.25%	0.11%	1.36%	N/A	1.36%
Series NAV	1.00%	0.00%	0.11%	1.11%	N/A	1.11%
(2) Global Trust
(Acquiring Fund)
Series I	0.81%	0.05%	0.10%	0.96%	-0.01%[1]	0.95%
Series II	0.81%	0.25%	0.10%	1.16%	-0.01%[1]	1.15%
Series NAV	0.81%	0.00%	0.10%	0.91%	-0.01%[1]	0.90%
(3) Global Trust
(Acquiring Fund)
(Pro forma combining (1) and (2))
Series I	0.81%	0.05%	0.10%	0.96%	-0.01%[1]	0.95%
Series II	0.81%	0.25%	0.10%	1.16%	-0.01%[1]	1.15%
Series NAV	0.81%	0.00%	0.10%	0.91%	-0.01%[1]	0.90%

[1]	JHIMS has contractually agreed to waive its advisory fees so that the amount retained by JHIMS after payment of the subadvisory fees of Global Trust does not exceed 0.45% of Global Trust’s average net assets. The current expense limitation agreement expires on April 30, 2015, unless renewed by mutual agreement of Global Trust and JHIMS based upon a determination that this is appropriate under the circumstances at that time.

Examples: The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		One Year	Three Years	Five Years	Ten Years
Fund/Share Class
(1) Natural Resources Trust
(Acquired Fund)	Series I	$118	$368	$638	$1,409
	Series II	$138	$431	$745	$1,635
	Series NAV	$113	$353	$612	$1,352
Fund/Share Class
(2) Global Trust
(Acquiring Fund)	Series I	$97	$305	$530	$1,177
	Series II	$117	$367	$637	$1,408
	Series NAV	$92	$289	$503	$1,119
(3) Global Trust
(Acquiring Fund)
(Pro forma combining (1) and (2))	Series I	$97	$305	$530	$1,177
	Series II	$117	$367	$637	$1,408
	Series NAV	$92	$289	$503	$1,119

Portfolio Turnover. Each of the Acquired and Acquiring Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year ended December 31, 2013, the portfolio turnover rate for Natural Resources Trust was 64% of the average value of its total portfolio, and the portfolio turnover rate for Global Trust was 14% of the average value of its total portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights. The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Currency risk Fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active position, will decline in value relative to the U.S. dollar.

Emerging-market risk The risks of investing in foreign securities are greater for investments in emerging markets. Emerging-market countries may experience higher inflation, interest rates, and unemployment, as well as greater social, economic, regulatory, and political uncertainties than more developed countries.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition and overall market and economic conditions.

Foreign securities risk As compared with U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments. Investments in emerging-market countries are subject to greater levels of foreign investment risk.

Hedging, derivatives and other strategic transactions risk Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that each fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector investing risk The performance of a fund that focuses on a single industry or sector of the economy depends in large part on the performance of that industry or sector. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries or sectors.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium and smaller company risk The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Particular Risks of Natural Resources Trust

Commodity risk The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors.

Particular hedging, derivatives and other strategic transactions risk

Foreign currency swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Natural resources risk The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations.

Particular Risks of Global Trust

Convertible securities risk The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or average duration of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Particular hedging, derivatives and other strategic transactions risks The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Equity-linked notes are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts. Counterparty risk does not apply to exchange-traded futures.

Swaps. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

*         *        *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Based on information for the fiscal year ended December 31, 2013, the effective advisory fee rate charged to Global Trust, the Acquiring Fund, is lower than the advisory fee charged to Natural Resources Trust, the Acquired Fund.

Each Fund pays JHIMS a management fee that is accrued and paid daily. The advisory fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund.

Natural Resources Trust (Acquired Fund)	Global Trust (Acquiring Fund)
1.000% — first $1 billion;	0.850% — first $1 billion; and
0.975% — next $1 billion; and	0.800% — excess over $1 billion.
0.950% — excess over $2 billion.

Prior to July 17, 2014, Aggregate Net Assets for purposes of Natural Resources Trust’s fee schedule were included in the net assets of the fund and Natural Resources Fund, a series of John Hancock Funds II (“JHF II”). Effective July 16, 2014, Aggregate Net Assets for purposes of Natural Resources Trust’s fee schedule include only the net assets of the Natural Resources Trust. Aggregate Net Assets for purposes of Global Trust’s fee schedule include the net assets of the fund, the Income Trust, the Mutual Shares Trust, and the International Value Trust, each a series of JHVIT, and the Global Fund, the Income Fund, the Mutual Shares Fund, the International Small Cap Fund and the International Value Fund, each a series of JHF II.

During the fiscal year ended December 31, 2013, Natural Resources Trust paid an effective advisory fee of 0.97% and Global Trust paid an effective advisory fee of 0.80%.

Effective July 17, 2014, the Advisor voluntarily agrees to reduce the effective rate of its advisory fee that would be payable by Natural Resources Trust (after giving effect to asset-based breakpoints) by 0.03% of Natural Resources Trust’s average daily net assets or to the then-effective advisory fee rate for Natural Resources Fund, a series of JHF II, if that rate is lower.

Wellington and Templeton serve as the subadvisors to Natural Resources Trust and Global Trust, respectively. For their services, each of Wellington and Templeton receives a subadvisory fee. The subadvisory fees are paid by JHIMS and are not additional charges to the Funds.

*        *        *

For additional information about the subadvisors and portfolio managers for the Acquired and Acquiring Funds, see “Additional Information About the Funds – The Subadvisors and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds considered at the May 28, 2014 and further considered and approved at the June 23-25, 2014 Board meetings will be available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2014.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance.

The calendar year total returns for each fund represent the returns for the fund’s oldest share class.

Unless all share classes shown in the average annual total returns table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the different expenses of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the different expenses of the class. The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. As shown in the table, Global Trust outperformed Natural Resources Trust for the one- and five-year periods ended December 31, 2013.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

Natural Resources Trust

(Acquired Fund)

Calendar year total returns for Series I (%)

Best Quarter:	26.69% (Quarter ended June 30, 2009)
Worst Quarter:	-36.61% (Quarter ended September 30, 2008)

Global Trust

(Acquiring Fund)

Calendar year total returns for Series I (%)

Best Quarter:	19.16% (Quarter ended September 30, 2009)
Worst Quarter:	-20.19% (Quarter ended September 30, 2011)

Average Annual Total Returns for Periods Ended December 31, 2013

Fund	Share	One Year	Five Year	Ten Year	Date of Inception
Natural Resources Trust (Acquired Fund)	Series I	2.97%	8.64%	8.68%	05/05/2003
	Series II	2.90%	8.43%	8.46%	05/05/2003
	Series NAV[1]	3.07%	8.69%	8.73%	2/28/2005

MSCI World Energy Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses or taxes)		15.34%	8.66%	7.93%	05/05/2003

MSCI World Metals & Mining Gross Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses or taxes)		-14.58%	7.02%	7.03%	05/05/2003

Combined Index (reflects no deduction for fees, expenses or taxes)		4.56%	10.28%	9.76%	05/05/2003

[1]	Performance shown for Series NAV shares for periods prior to the February 28, 2005 inception date of Series NAV shares is that of the Series I shares. Series I shares have higher expenses than Series NAV shares. No adjustment has been made to the Series I performance to reflect this difference in expenses. Thus, had the performance for periods prior to February 28, 2005 been adjusted to reflect the Series NAV shares’ lower expenses, the performance would have been higher than that shown.

Fund	Share	One Year	Five Year	Ten Year	Date of Inception
Global Trust
(Acquiring Fund)	Series I	31.09%	16.26%	7.12%	03/18/1988
	Series II	30.83%	16.02%	6.90%	01/28/2002
	Series NAV[1]	31.03%	16.30%	7.16%	04/29/2005
MSCI World Index (gross of foreign withholding taxes on dividends) (reflects no deduction for fees, expenses or taxes)		27.37%	15.68%	7.56%	03/18/1988

[1]	Performance shown for Series NAV shares for periods prior to the April 29, 2005 inception date of the Series NAV shares is that of the Series I shares. Series I shares have higher expenses than Series NAV shares. No adjustment has been made to the Series I performance to reflect this difference in expenses. Thus, had the performance for periods prior to April 29, 2005 been adjusted to reflect Series NAV shares’ lower expenses, the performance would have been higher than that shown.

PROPOSAL 2 —

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR

THE REORGANIZATION OF BOND PS SERIES INTO

BOND TRUST

Shareholders of Bond PS Series (the “Acquired Fund”) are being asked to approve the Plan providing for the Reorganization of that fund into Bond Trust (the “Acquiring Fund”). The funds are compared below.

Comparison of Acquired and Acquiring Funds

Both Bond PS Series and Bond Trust have substantially similar investment objectives and policies, as outlined in the chart below. The following is a brief summary of the similarities and differences between the funds’ investment policies. Each of the Acquired and Acquiring Funds invests at least 80% of its net assets in a diversified mix of debt securities and instruments. Although neither fund has a limit on the fund’s average maturity, Bond Trust seeks to invest in debt securities and instruments with an average duration of between 4 to 6 years. Bond PS Series does not have any limitation on average duration.

Bond PS Series	Bond Trust
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets of Each Fund as of December 31, 2013:

$292,757,258	$8,243,671,774

Approximate Net Assets of Each Fund as of June 29, 2014 (unaudited):

$181,972,014	$10,360,006,003

Investment Advisor:

JHIMS

Investment Subadvisor:

JHAM

Investment Objectives:

To seek income and capital appreciation.

Principal Investment Strategies:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

There is no limit on the Acquired Fund’s average maturity.	The Acquiring Fund seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years, however, there is no limit on the fund’s average maturity.

For each fund, eligible investments include, but are not limited to:

•	U.S. Treasury and agency securities as well as notes backed by the Federal Deposit Insurance Corporation;

•	Mortgage-backed securities, including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”) and collateralized mortgage obligations (“CMOs”)

•	U.S. and foreign corporate bonds; and

•	Foreign government and agency securities.

For each fund, the subadvisor uses proprietary research and economic and industry analysis to identify specific bonds, bond sectors and industries that are attractively priced. Due to this process, each fund may have a higher than average portfolio turnover ratio which may affect performance results.

The foreign securities in which each fund invests may be denominated in U.S. dollars or foreign currency.

Temporary Defensive Investing

During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds.

Use of Hedging and Other Strategic Transactions

Each fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Funds’ Principal Risks — Hedging, derivatives and other strategic trans actions risk” including, but not limited to, U.S. Treasury futures and options, index derivatives, credit default swaps and forwards.

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each fund for the twelve-month period ended December 31, 2013 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the respective Acquired Fund share classes exchanged in the Reorganization.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios would be higher.

In the Reorganization, holders of Series II and Series NAV shares of Bond PS Series will receive Series II and Series NAV shares, respectively, of Bond Trust.

Annual Fund Operating Expenses (12-month period ended 12/31/2013)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
(1) Bond PS Series
(Acquired Fund)
Series II	0.57%	0.25%	0.05%[1]	0.87%
Series NAV	0.57%	0.00%	0.05%[1]	0.62%
(2) Bond Trust
(Acquiring Fund)
Series II	0.57%	0.25%	0.03%	0.85%
Series NAV	0.57%	0.00%	0.03%	0.60%
(3) Bond Trust
(Acquiring Fund)
(Pro forma combining (1) and (2))
Series II	0.57%	0.25%	0.03%	0.85%
Series NAV	0.57%	0.00%	0.03%	0.60%

[1]	“Other expenses” shown exclude certain one-time fees incurred in the prior fiscal year equivalent to 0.01%

Examples: The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Funds. The examples assume that $10,000 is invested in the particular fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		One Year	Three Years	Five Years	Ten Years
Fund/Share Class
(1) Bond PS Series
(Acquired Fund)	Series II	$89	$278	$482	$1,073
	Series NAV	$63	$199	$346	$774
(2) Bond Trust
(Acquiring Fund)	Series II	$87	$271	$471	$1,049
	Series NAV	$61	$192	$335	$750
(3) Bond Trust
(Acquiring Fund)
(Pro forma combining (1) and (2))	Series II	$87	$271	$471	$1,049
	Series NAV	$61	$192	$335	$750

Portfolio Turnover. Each of the Acquired and Acquiring Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year ended December 31, 2013, the portfolio turnover rate for Bond PS Series was 110% of the average value of its total portfolio, and the portfolio turnover rate for Bond Trust was 104% of the average value of its total portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights. The distribution, purchase and redemption procedures of each fund, and the exchange rights of the corresponding classes of each fund, are the same.

Principal Risks of Investing in the Funds

The net asset value (“NAV”) of each fund’s shares will go up and down, meaning that you could lose money on your investment in either fund. Because the funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the funds are:

Risks Common to Both Funds

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Credit and counterparty risk The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments, or to otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or average duration of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Frequent trading risk When redeeming shares of underlying funds, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”) anticipate redeeming assets first from Bond PS Series and, following the Reorganization, Bond Trust rather than from other underlying funds. These redemptions from Bond PS Series and Bond Trust, respectively may be frequent and may increase portfolio transaction costs, disrupt fund management (affecting the subadvisor’s ability to effectively manage the fund in accordance with its investment objective and policies) and dilute the interest in the fund held for long-term investment.

Hedging, derivatives and other strategic transactions risk Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts. Counterparty risk does not apply to exchange-traded futures.

Options Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance).

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and/or other market risks.

Particular Risks of Bond PS Series

Advance trade estimate risk Bond PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of contract value under specific guaranteed benefits under variable annuity contracts the (Contracts). John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, “John Hancock Issuers”) have provided Bond PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust Bond PS Series’ portfolio with the goal of trading in securities as close to the market close as possible in order to limit Bond PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a falling market, if the analytical tool suggests that Bond PS Series will receive inflows that day (the “Trade Date”), the subadvisor could buy securities close to the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a rising market, if the analytical tool suggests that Bond PS Series will experience outflows on Trade Date, the subadvisor could sell securities close to the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Bond PS Series shares, there can be no assurance that the prices paid by Bond PS Series will be better than if Bond PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, Bond PS Series will buy or sell securities the following business day to adjust for this difference. For example, if cash flows into Bond PS Series are less than estimated, Bond PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of Bond PS Series are less than estimated, Bond PS Series may be required to repurchase positions it had sold.

In addition, purchasing securities early could cause Bond PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of Bond PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Bond PS Series’ expenses and adversely affect the performance of Bond PS Series.

Mortgage-backed securities

Inverse interest-only securities Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

Stripped mortgage securities Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks.

PS Series Asset Transfer risk Bond PS Series and the JHVIT Lifestyle PS Series, which operate as funds of funds and invest in other, underlying funds, are offered only in connection with the Contracts issued by the John

Hancock issuers. The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyle PS Series and Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby also limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors, including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to Bond PS Series when equity markets fall. The reverse would likely be true when equity markets rise. These asset reallocations may result in large-scale asset flows into and out of Bond PS Series, which may negatively affect Bond PS Series’ performance by increasing Bond PS Series’ transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for Bond PS Series if it experiences outflows and needs to sell securities at a time when interest rates are rising and the prices of fixed income securities are declining. Outflows may also increase the fund’s expense ratio.

Particular Risks of Bond Trust

Particular hedging, derivatives and other strategic transactions risk

Credit default swaps Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

*        *        *

These risks are more fully described below and in the JHVIT Prospectus under “Additional Information About the Funds’ Principal Risks.” Additional information on these risks is included in the JHVIT SAI under “Risk Factors.”

Investment Management Fees/Subadvisory Arrangements

Based on information for the fiscal year ended December 31, 2013, the effective advisory fee rate charged to Bond Trust, the Acquiring Fund, is equal to the advisory fee charged to Bond PS Series, the Acquired Fund.

Each Fund pays JHIMS a management fee that is accrued and paid daily. The advisory fee for the fund is calculated by applying to the net assets of the fund an annual fee rate, which is determined based on the application of the annual percentage rates for the fund to the “Aggregate Net Assets” of the fund.

Bond PS Series (Acquired Fund)	Bond Trust (Acquiring Fund)

0.650% — first $500 million;	0.650% — first $500 million;
0.600% —next $1 billion;	0.600%— next $1 billion;
0.575% — next $1 billion; and	0.575% —next $1 billion; and
0.550% —excess over $2.5 billion.	0.550% —excess over $2.5 billion.

(Aggregate Net Assets for purposes of Bond PS Series’ fee schedule include the net assets of the fund and Bond Trust, the Acquiring Fund. Aggregate Net Assets for purposes of Bond Trust’s fee schedule include the net assets of the fund and Bond PS Series, the Acquired Fund.)

During the fiscal year ended December 31, 2013, Bond PS Series paid an effective advisory fee of 0.56% and Bond Trust paid an effective advisory fee of 0.56%.

JHAM serves as the subadvisor to each of Bond PS Series and Bond Trust. For its services, JHAM receives subadvisory fees. The subadvisory fees are paid by JHIMS and are not additional charges to the Funds.

*        *        *

For additional information about the subadvisors and portfolio managers for the Acquired and Acquiring Funds, see “Additional Information About the Funds – The Subadvisors and Portfolio Managers.”

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquired and Acquiring Funds considered at the May 28, 2014 and further considered and approved at the June 23-24, 2014 Board meeting will be available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2014.

Performance

The following information provides some indication of the risks of investing in each fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad measure of market performance.

The calendar year total returns for each fund represent the returns for that fund’s oldest share class.

Unless all share classes shown in the average annual total returns table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class. The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. As shown in the table, Bond Trust outperformed Bond PS Series for the one-year and since inception periods ended December 31, 2013.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

Bond PS Series

(Acquired Fund)

Calendar year total returns for Series II (%)

Best Quarter:	2.07% (Quarter ended September 30, 2012)

Worst Quarter:	-2.57% (Quarter ended June 30, 2013)

Bond Trust

(Acquiring Fund)

Calendar year total returns for Series NAV (%)

Best Quarter:	2.97% (Quarter ended June 30, 2010)

Worst Quarter:	-2.49% (Quarter ended June 30, 2013)

Average Annual Total Returns for Periods Ended December 31, 2013

Fund	Share	One Year	Inception	Date of Inception
Bond PS Series (Acquired Fund)	Series II	-1.72%	2.50%	04/28/2011
	Series NAV	-1.47%	2.74%	04/28/2011
Citigroup Broad Investment Grade Index (reflects no deduction for fees, expenses or taxes)		-2.04%	3.20%	04/28/2011

Fund	Share	One Year	Inception	Date of Inception
Bond Trust (Acquiring Fund)	Series II1	-1.63%	4.54%	10/31/2011
	Series NAV	-1.32%	4.59%	07/29/2009
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-2.02%	4.42%	07/29/2009

[1]	Performance shown for Series II shares prior to the October 31, 2011 inception date of such shares is that of the Series NAV shares. Series NAV shares have lower expenses than Series II shares. No adjustment has been made to the Series NAV shares’ performance to reflect this difference in expenses. Thus, had the performance for periods prior to October 31, 2011 been adjusted to reflect the Series II shares’ higher expenses, the performance would have been lower than that shown.

INFORMATION ABOUT THE REORGANIZATIONS

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to each Reorganization, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on November 7, 2014 or on such later date as may be determined by JHVIT (the “Exchange Date”). The net asset value per share of each class of shares of each Acquired and Acquiring Fund will be determined by dividing the fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each fund will be valued in accordance with the valuation practices of the Acquiring Funds. See “Additional Information About the Funds — Purchase and Redemption of Shares (Calculation of Net Asset Value)” below.

The number of full and fractional shares of an Acquiring Fund received by a shareholder of the corresponding Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization.

In the Reorganizations, except as noted below, holders of Series I, Series II, and Series NAV shares of each Acquired Fund, as applicable, will receive Series I, Series II, and Series NAV shares, respectively, of the corresponding Acquiring Fund.

For certain variable insurance contracts that currently invest in Series II shares of Natural Resources Trust, it is expected that, after the Reorganization, John Hancock USA and John Hancock NY will replace such Series II shares with Series I shares issued by Global Trust having an equal value. As a result, affected contract holders will have contract values invested in a class with lower total annual fund operating expenses than would have been the case if the Series II shares of Global Trust were to be retained.

The liquidation and distribution of each Acquired Fund will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHVIT will take all necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Information” below) of the Acquired Fund entitled to vote approve the Reorganization. With respect to each Reorganization, the Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHVIT on behalf of either or both of the Acquired and Acquiring Funds if the Board or the officers of JHVIT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHVIT, on behalf of each Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals.

The expenses of each Reorganization will be borne entirely by the relevant Acquired Fund.

If either Reorganization is not consummated, the expenses of that Reorganization, consisting of legal, accounting, printing, and proxy solicitation and tabulation costs, will be paid by JHIMS.

If the Plan is not approved by the shareholders of an Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action for such fund. The Board, including all the Independent Trustees, recommends that shareholders approve the Plan under Proposals 1 and 2, as applicable.

Reasons for the Reorganizations

The Board has unanimously approved each Reorganization and believes that it will benefit shareholders of the applicable Acquired Fund. Each Reorganization is intended to result in an Acquiring Fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the corresponding Acquired Fund. Each Acquiring Fund has principal investment strategies that are similar to those of the corresponding Acquired Fund. Based on information for the fiscal year ended December 31, 2013, the effective advisory fee rate charged to each Acquiring Fund is equal to or lower than the advisory fee charged to each corresponding Acquired Fund. Each class of each Acquiring Fund has total operating expenses that are lower than those of the corresponding Acquired Fund class. On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the Acquired Fund share classes exchanged in the Reorganization. The consummation of one Reorganization is not contingent on the approval or consummation of the other Reorganization.

Board Consideration of the Reorganizations

The Board, including the Independent Trustees, considered each Reorganization at its in-person meeting held on June 23-25, 2014, and reviewed information and materials regarding the Reorganizations presented or prepared by, among others, the Advisor. In its review of each Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the June 23-25, 2014 meeting to recommend approval of the Reorganizations, the Board concluded that the participation of each Acquired Fund and Acquiring Fund in the Reorganizations is in the best interests of each such fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired and Acquiring Funds, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganizations.

In determining whether to approve each Reorganization and recommend its approval to shareholders of the applicable Acquired Fund, the Board inquired into a number of matters and considered, with respect to each Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the applicable Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on variable contract owners; and (11) possible alternatives to the Reorganization.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to each Acquired and Acquiring Fund in connection with its decision to recommend approval of each Reorganization on behalf of each of the Acquiring Funds and each of the Acquired Funds. With respect to performance information, the Board reviewed information as of April 30, 2014.

Proposal 1 – Natural Resources Trust (Acquired Fund) into Global Trust (Acquiring Fund)

1. The amount of assets in Natural Resources Trust is relatively modest and management has informed the Board that it anticipates that assets in the fund will continue to decline.

2. JHIMS is the advisor to both Natural Resources Trust and Global Trust. Templeton is the subadvisor to Global Trust and the Board is generally satisfied with Templeton’s management of the fund.

3. The investment policies of Natural Resources Trust and Global Trust are similar in that both invest primarily in equity securities of companies located throughout the world although the investment strategy of Global Trust is not focused on equity and equity-related securities of natural resource-related companies as is that of Natural Resources Trust.

4. The advisory fee rate of Global Trust is lower than that of Natural Resources Trust. The overall current and pro forma expense ratios of each class of shares of Global Trust are lower than those of the corresponding share class of Natural Resources Trust.

5. Natural Resources Trust underperformed its peer group and its secondary benchmark index, a blended index of 60% MSCI World Energy Index/30% MSCI World Metals & Mining Index/10% MSCI World Paper & Forest Index, for the one-, three- and five-year periods ended March 31, 2014.

6. Global Trust outperformed Natural Resources Trust on a total return basis for the one-, three- and five-year periods ended March 31, 2014.

7. The Reorganization will not result in any dilution of shareholder or contract owner values.

8. The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

Proposal 2 – Bond PS Series (Acquired Fund) into Bond Trust (Acquiring Fund)

1. JHAM is the subadvisor to both Bond PS Series and Bond Trust and both funds are managed in a similar manner and have investment policies that are substantially the same.

2. Bond PS Series is an underlying fund for an annuity product that is no longer being sold and management anticipates that assets in the fund will decline over time.

3. The advisory fee rate of the Acquired Fund and the Acquiring Fund are the same and overall current and pro forma expense ratios of each class of shares of Bond Trust are lower than those of the corresponding share class of Bond PS Series.

4. Bond Trust outperformed Bond PS Series on a total return basis for the one-year period and period since inception ended March 31, 2014.

5. The Reorganization will not result in any dilution of shareholder or contract owner values.

6. The Reorganization is not expected to be a taxable event for federal income tax purposes for contract owners.

Description of the Securities to Be Issued

JHVIT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series or funds of JHVIT. The shares of JHVIT may be issued in four classes: Series I, Series II, Series III and Series NAV shares. Not all JHVIT Funds have established or are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, Natural Resources Trust and each of the Acquiring Funds has Series I, Series II, and Series NAV shares issued and outstanding. Bond PS Series has no Series I shares outstanding.

Global Trust will issue Series I, Series II and Series NAV shares in connection with its Reorganization, depending on the issued and outstanding share classes of Natural Resources Trust as of the close of the Reorganization. Bond Trust will issue Series II and Series NAV shares in connection with its Reorganization, depending on the issued and outstanding share classes of Bond PS Series as of the close of the Reorganization. Each such share, when sold in the manner contemplated by the registration statement, will be legally issued. Series I, Series II, and Series NAV shares may not be converted into shares of any other class.

Series I, Series II, and Series NAV shares of the funds are the same except for differences in class expenses, including different Rule 12b-1 fees for Series I and Series II (see “Additional Information About the Funds — Rule 12b-1 Fees” below) and, as described below, voting rights.

All shares of each fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective fund and upon liquidation in the net assets of the fund remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets or accrued liabilities that are not clearly allocable to a particular fund will be allocated in the manner determined by the Board.

The expenses of each fund are borne by its Series I, Series II, and Series NAV shares, as applicable, based on the net assets of the fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for each fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses that JHIMS determines are properly allocable to a particular class. JHIMS will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. JHIMS’s determination is subject to ratification or approval by the Board. The types of expenses that JHIMS may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

Other Matters Regarding Contract Holders of Series II Shares of Natural Resources Trust

John Hancock USA and John Hancock NY have reported to JHVIT that, immediately after the Reorganization with respect to Natural Resources Trust, in order to conform with the product features of certain variable insurance contracts, John Hancock USA and John Hancock NY will, in the case of Series II shares issued by Global Trust in the Reorganization that are attributable to those particular contracts, replace such Series II shares with a number of Series I shares having an aggregate value equal to the replaced Series II shares. This replacement is expected to occur because of certain product features associated with those particular contracts that contemplate investment in Series I shares of certain funds where available, and not Series II shares. Series I shares have lower Total Annual Fund Expenses than Series II shares.

Federal Income Tax Consequences

As a condition to the consummation of each Reorganization, JHVIT will have received one or more opinions of Dechert LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the applicable Acquired Fund. For purposes of rendering its opinion, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy/Prospectus and related SAI, and on such other written representations as will have been verified as of the Effective Time of the applicable Reorganization.

None of JHVIT, any Acquired Fund, or any Acquiring Fund has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

CAPITALIZATION

The following tables show as of December 31, 2013, with respect to each of Proposals 1 and 2: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund, showing the effect of the Reorganization. The information in Item 3 of the table shows pro rata capitalization information as if the Reorganization had occurred as of January 1, 2013, adjusted to reflect the expenses of the Reorganization. The tables do not show the actual numbers of shares of the Acquiring Fund to be issued in connection with the Reorganizations, which will depend upon the net asset value and number of shares outstanding of each Acquired and Acquiring Fund at the time of the Reorganizations.

Proposal 1 Capitalization Table

Funds

	Net Assets	Net Asset Value Per Share	Shares Outstanding
(1) Natural Resources Trust
(Acquired Fund)
—Series I	$10,840,384	$10.33	1,049,076
—Series II	$78,233,237	$10.22	7,657,056
—Series NAV	$67,426,895	$10.16	6,635,118

Total	$156,500,516		15,341,250

(2) Global Trust
(Acquiring Fund)
—Series I	$176,037,499	$20.50	8,589,188
—Series II	$33,528,957	$20.43	1,641,474
—Series NAV	$470,431,537	$20.47	22,976,132

Total	$679,997,993		33,206,794

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization.

—Series I	$(5,974)	$(0.00)	(520,568)
—Series II	$(43,114)	$(0.00)	(3,829,835)
—Series NAV	$(37,159)	$(0.00)	(3,342,996)

Total	$(86,247)		(7,693,399)

(3) Global Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))
—Series I	$186,871,909	$20.50	9,117,696
—Series II	$111,719,080	$20.43	5,468,695
—Series NAV	$537,821,273	$20.47	26,268,254

Total	$836,412,262		40,854,645

Proposal 2 Capitalization Table

Funds

	Net Assets	Net Asset Value Per Share	Shares Outstanding
(1) Bond PS Series
(Acquired Fund)
—Series II	$349,924	$12.62	27,717
—Series NAV	$292,407,334	$12.62	23,164,447

Total	$292,757,258		23,192,164

(2) Bond Trust
(Acquiring Fund)
—Series I	$248,872,474	$13.30	18,718,754
—Series II	$628,848,810	$13.31	47,235,763
—Series NAV	$7,365,950,490	$13.29	554,226,016

Total	$8,243,671,774		620,180,533

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization.

—Series II	$(90)	$(0.00)	(1,433)
—Series NAV	$(74,925)	$(0.00)	(1,168,028)

Total	$(75,015)		(1,169,461)

(3) Bond Trust
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))
—Series I	$248,872,474	$13.30	18,718,754
—Series II	$629,198,644	$13.31	47,262,047
—Series NAV	$7,658,282,899	$13.29	576,222,435

Total	$8,536,354,017		642,203,236

ADDITIONAL INFORMATION ABOUT THE FUNDS

Additional Information About the Funds’ Principal Risks

The principal risks of investing in the Acquired and Acquiring Funds are summarized above in the description of each proposal and are further described below. Unless otherwise indicated below or in the applicable descriptions above, the applicable Acquired and Acquiring Funds may invest in all the types of securities described and each risk is applicable to all of the Acquired and Acquiring Funds. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The Dodd-Frank Wall Street Reform and Consumer Protection Act includes a number of statutory provisions, rulemaking directives and required studies that could directly or indirectly impact the funds through: (i) provisions impacting the regulatory framework; (ii) provisions impacting the funds as investors; (iii) enhancements to the enforcement authority of the SEC; (iv) risk regulation of “systematically important” financial institutions; and (v) mandated studies that may have further effects on the funds. Such legislation may impact the funds in ways that are unforeseeable. Such legislation or regulation could limit or preclude a fund’s ability to achieve its investment objective.

Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a fund’s portfolio holdings. Furthermore, volatile financial markets can expose a fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions from its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Advance trade estimate risk (principal risk only as to Bond PS Series)

Bond PS Series may seek to mitigate asset transfer risk by adjusting its portfolio based on advance estimates of automatic transfers of contract value under specific guaranteed benefits under variable annuity contracts (Contracts). John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, “John Hancock Issuers”) have provided Bond PS Series’ subadvisor with an analytical tool that calculates estimates of automatic transfers based on several factors, including the mathematical process for automatic transfers and market movements before the daily close of trading. The subadvisor may, but is not required to, use the tool to adjust Bond PS Series’ portfolio with the goal of trading in securities as close to the market close as possible in order to limit Bond PS Series’ exposure to cash drag (i.e., holding cash while markets are rising) and adverse overnight market fluctuations. For example, in a falling market, if the analytical tool suggests that Bond PS Series will receive inflows that day (the “Trade Date”), the subadvisor could buy securities close to the closing prices on the Trade Date, as opposed to the following business day, when the actual transfer amount would be known. In a rising market, if the analytical tool suggests that Bond PS Series will experience outflows on Trade Date, the subadvisor could sell securities close to the closing prices on Trade Date, as opposed to the following business day, when the actual transfer amount would be known.

If the subadvisor relies on the analytical tool or its own judgment and places trades in anticipation of purchases and redemptions of Bond PS Series shares, there can be no assurance that the prices paid by Bond PS Series will be better than if Bond PS Series had traded the following business day. The estimated transfer amount may be different from the actual transfer amount for various reasons, including changes in market direction, contract owner behavior and faulty inputs. If the estimated transfer amount is different from the actual transfer amount, Bond PS Series will buy or sell securities the following business day to adjust for this difference. For example, if cash flows into Bond PS Series are less than estimated, Bond PS Series could be forced to liquidate positions it had purchased. Conversely, if cash flows out of Bond PS Series are less than estimated, Bond PS Series may be required to repurchase positions it had sold.

In addition, purchasing securities early could cause Bond PS Series to spend more money than it has available and, in the event of a market decline, such leverage will magnify losses because the decline also affects the securities purchased with amounts in excess of Bond PS Series’ assets. Due to these various factors, trading on the basis of advance estimates of automatic transfers may cause higher portfolio turnover than that based solely on automatic transfers of Contract value under the Contracts, increase Bond PS Series’ expenses and adversely affect the performance of Bond PS Series.

Commodity risk (principal risk only as to Natural Resources Trust)

Commodity investments involve the risk of volatile market price fluctuations of commodities resulting from fluctuating demand, supply disruption, speculation and other factors.

Convertible securities risk (principal risk only as to Global Trust)

Convertible securities generally offer lower interest or dividend yields than nonconvertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security’s conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, convertible securities generally entail less risk than the company’s common stock.

Credit and counterparty risk (principal risk only as to Global Trust, Bond PS Series and Bond Trust)

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic, or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; supported by the ability to borrow from the U.S. Treasury; supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadvisor may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. (Moody’s) or BB or lower by Standard & Poor’s Ratings Services (S&P)), at the time of investment, or determined by a subadvisor to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the subadvisor intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Currency risk (principal risk only as to Natural Resources Trust and Global Trust)

Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Equity securities risk (principal risk only as to Natural Resources Trust and Global Trust)

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks.

Fixed-income securities risk (principal risk only as to Global Trust, Bond PS Series and Bond Trust)

Fixed-income securities are generally subject to two principal types of risk: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers.

Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include the suspension of the ability to transfer currency or assets from a country), political changes or diplomatic developments could adversely affect a fund’s investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Frequent trading risk (principal risk only as to Bond PS Series and Bond Trust)

Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Lifestyle Balanced PS Series and Lifestyle Conservative PS Series (collectively, the “JHVIT Lifestyle PS Series”), when redeeming shares of underlying funds, anticipate redeeming assets first from Bond PS Series and, following the Reorganization, Bond Trust rather than from other underlying funds. These redemptions from Bond PS Series and Bond Trust, respectively, may be frequent and may increase portfolio transaction costs, disrupt fund management (affecting the subadvisor’s ability to effectively manage the fund in accordance with its investment objective and policies) and dilute the interest in the fund held for long-term investment.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Credit default swaps. (Global Trust and Bond Trust) Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving credit default swaps.

Equity-linked notes (Global Trust) are subject to risks similar to those related to investing in the underlying securities. An equity-linked note is dependent on the individual credit of the note’s issuer. Equity-linked notes often are privately placed and may not be rated. The secondary market for equity-linked notes may be limited.

Foreign currency forward contracts. (Natural Resources Trust, Global Trust, Bond PS Series and Bond Trust) Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Foreign currency swaps. (Natural Resources Trust) Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency swaps.

Futures contracts. (Global Trust, Bond PS Series, and Bond Trust) Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts. Counterparty risk does not apply to exchange-traded futures.

Options. (Natural Resources Trust, Global Trust, Bond PS Series, and Bond Trust) Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Swaps. (Global Trust) Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

High portfolio turnover risk (principal risk only as to Bond PS Series and Bond Trust)

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Industry or sector investing risk (principal risk only as to Natural Resources Trust and Global Trust)

When a fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Insurance Companies. Insurance companies are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Already extensively regulated, insurance companies’ profits may also be adversely affected by increased government regulations or tax law changes. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, the uncertainty of governmental approval of a particular product, product liability or other litigation, patent expirations and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Materials. Issuers in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Metals. The specific political and economic risks affecting the price of metals include changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of metals, in turn, are likely to affect the market prices of securities of companies mining or processing metals, and accordingly, the value of investments in such securities may also be affected. Metal-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on metal-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Technology companies. A fund investing in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of a small or unseasoned company described under “Medium and smaller company risk.”

Utilities. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations; increased costs and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity and pricing pressures; and the negative impact of regulation. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium and smaller company risk (principal risk only as to Natural Resources Trust and Global Trust)

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Mortgage-backed and asset-backed securities risk (principal risk only as to Bond PS Series and Bond Trust)

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies, or its instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not to the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a pass-through of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic, and social factors, and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared with debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through types of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Inverse interest-only securities. Inverse interest-only securities that are mortgage-backed securities are subject to the same risks as other mortgage-backed securities. In addition, the coupon on an inverse interest-only security can be extremely sensitive to changes in prevailing interest rates.

Stripped mortgage securities. Stripped mortgage securities are subject to the same risks as other mortgage-backed securities, i.e., different combinations of prepayment, extension, interest rate and/or other market risks.

Natural resources risk (principal risk only as to Natural Resources Trust)

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations.

PS Series asset transfer risk (principal risk only as to Bond PS Series)

The JHVIT Lifestyle PS Series, which operate as funds of funds and invest in other, underlying funds, and Bond PS Series are offered only in connection with the Contracts issued by the John Hancock Issuers. The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyle PS Series and Bond PS Series through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility, and thereby limit the John Hancock Issuers’ exposure to risk under the guaranteed benefits under the Contracts. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors, including market movements. In general, the higher the equity component of a JHVIT Lifestyle PS Series, the more likely that contract value will be reallocated from the JHVIT Lifestyle PS Series to Bond PS Series when equity markets fall. These asset reallocations may result in large-scale asset flows into and out of Bond PS Series, which may negatively affect the fund’s performance by increasing the fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for Bond PS Series if it experiences outflows and needs to sell securities at a time when interest rates are rising and the prices of fixed income securities are declining. Outflows may also increase the fund’s expense ratio.

Additional Information About the Funds’ Investment Policies

Subject to certain restrictions and except as noted below or in the fund descriptions above, the Acquired and Acquiring Funds may use the following investment strategies and purchase the following types of securities.

Foreign Repurchase Agreements

A fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Illiquid Securities

A fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Indexed/Structured Securities

Funds may invest in indexed/structured securities. These securities are typically short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Lending of Fund Securities

A fund may lend its securities so long as such loans do not represent more than 33 1/3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

Loan Participations

The funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Mortgage Dollar Rolls

The funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

At the time a fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

The funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

Repurchase Agreements

The funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.

Reverse Repurchase Agreements

The funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The funds will maintain liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share, the funds will cover the transaction as described above.

U.S. Government Securities

The funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac. See “Credit and counterparty risk” for additional information on Fannie Mae and Freddie Mac securities.

Warrants

The funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

When-Issued/Delayed-Delivery/Forward Commitment Securities

A fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

These investment strategies and securities are described further in the JHVIT SAI.

The Subadvisors and Portfolio Managers

Set forth below is information about the subadvisors and the portfolio managers for the Acquired and Acquiring Funds, including a brief summary of the portfolio managers’ business careers over the past five years. The JHVIT SAI includes additional details about the funds’ portfolio managers, including information about their compensation, accounts they manage other than the funds and their ownership of fund securities.

Natural Resources Trust — Wellington Management Company, LLP

Wellington is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years.

Portfolio Managers

Jay Bhutani, since 2009

John C. O’Toole, CFA, since 2009

Jay Bhutani

•	Director

•	Global Industry Analyst

•	Joined the firm as an investment professional in 2007

John C. O’Toole, CFA

•	Senior Vice President

•	Global Industry Analyst

•	Joined the firm as an investment professional in 1992

Global Trust — Templeton Global Advisors Limited

Templeton Global is located at Box N-7759, Lyford Cay, Nassau, Bahamas and has been in the business of providing investment advisory services since 1954. Templeton Global is an indirect wholly owned subsidiary of Franklin Resources, Inc.

Portfolio Managers

Norman J. Boersma, CFA, since 2011

Lisa Myers, CFA, since 2003

Tucker Scott, CPA, since 2007

Norman J. Boersma, CFA

•	Chief Investment Officer of Templeton Global Equity Group

•	President of Templeton Global Advisors

•	Joined Templeton Global in 1991

Lisa Myers, CFA

•	Executive Vice President

•	Portfolio Manager

•	Joined Templeton Global in 1996

Tucker Scott, CFA

•	Executive Vice President

•	Portfolio Manager

•	Research Analyst

•	Joined Templeton Global in 1996

Bond PS Series and Bond Trust – John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John Hancock Asset Management a division of Manulife Asset Management (US) LLC, a Delaware limited liability company located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was founded in 1979. It is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”) and an affiliate of the Advisor. JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of the Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Portfolio Managers

Jeffrey N. Given, since 2009 (with respect to Bond Trust) and 2011 (with respect to Bond PS Series)

Howard C. Greene, since 2009 (with respect to Bond Trust) and 2011 (with respect Bond PS Series)

Jeffrey N. Given

•	Vice President

•	Joined John Hancock Asset Management in 1993

Howard C. Greene

•	Senior Vice President

•	Joined John Hancock Asset Management in 2002

•	Previously a Vice President of Sun Life Financial Services Company of Canada

*            *             *

Pursuant to an order received from the SEC, the Advisor is permitted to appoint a new subadvisor for a fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, a fund is able from time to time to change fund subadvisors or the fees paid to subadvisors without the expense and delays associated with holding a shareholders’ meeting. The SEC order does not, however, permit the Advisor to appoint a subadvisor that is an affiliate of the Advisor or change the subadvisory fee of an affiliated subadvisor without shareholder approval. Depending on the specific circumstances, however, the funds may rely on certain SEC staff no-action positions to appoint an affiliated subadvisor or change subadvisory fees without shareholder approval.

Rule 12b-1 Fees

JHVIT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Series I and Series II shares of each of the funds. Series NAV shares are not subject to Rule 12b-1 fees. Series I and Series II shares of the funds are subject to Rule 12b-1 fees amounting to 0.05% and 0.25%, respectively, in each case as a percentage of the average daily net assets of the particular class.

Rule 12b-1 fees will be paid to JH Distributors or any successor thereto (the “Distributor”). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i)	for any expenses relating to the distribution of the shares of the class,

(ii)	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

(iii)	for the payment of “service fees” that come within Rule 2830(d)(5) of the NASD Conduct Rules applicable to members of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Advisor and the Distributor. Payments may be made, however, to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a fund and may, over time, be greater than other types of sales charges.

Dividends and Distributions

The dividends and distributions procedures with respect to the Acquired and Acquiring Funds are the same. JHVIT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.

Purchase and Redemption of Shares

Shares of the funds are not sold directly to the public but generally may be sold only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts issued by such companies, to certain entities affiliated with the insurance companies, to those funds of JHVIT that operate as funds of funds and invest in other funds (“Underlying Funds”) and to certain qualified retirement plans (“qualified plans”).

Shares of each fund are so offered continuously, without sales charge, and are sold and redeemed at a price equal to their net asset value (NAV) next computed after a purchase payment or redemption request is received. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHVIT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHVIT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHVIT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHVIT.

Due to differences in tax treatments and other considerations, the interests of holders of variable annuity and variable life insurance contracts, and the interests of holders of variable contracts and qualified plan investors, that participate in JHVIT may conflict. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

Calculation of NAV. The NAV of each fund’s share class is determined once daily as of the close of regular trading of the NYSE (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the funds do not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.

Each share class of each fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of Securities. Except as noted below, securities held by a fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by a fund are valued based on the NAV of the underlying fund.

Fair Valuation of Securities. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to a fair value a security, a fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the foreign market, and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry, and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that is no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price that a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed, and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

Disruptive Short Term Trading

None of the funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities, which may increase portfolio transaction costs, disrupt management of a fund (affecting a subadvisor’s ability to effectively manage a fund in accordance with its investment objective and policies), dilute the interest in a fund held for long-term investment and adversely affect a fund’s performance (“Disruptive Short-Term Trading”).

The Board has adopted procedures to deter Disruptive Short-Term Trading, and JHVIT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a fund’s holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHVIT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the funds’ portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.

Second, management of JHVIT will monitor purchases and redemptions of JHVIT shares either directly or through procedures adopted by the affiliated insurance companies that use JHVIT as their underlying investment vehicle. If management of JHVIT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a fund held for long-term investment, i.e., Disruptive Short-Term Trading, JHVIT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the 1940 Act, JHVIT and each insurance company that uses JHVIT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHVIT; (ii) furnish JHVIT, upon its request, with information regarding contract holder trading activities in shares of JHVIT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHVIT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHVIT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHVIT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading and the restrictions on Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of fund shares by multiple investors are aggregated for presentation to a fund on a net basis, inherently make it more difficult for JHVIT to identify short-term transactions in a fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHVIT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHVIT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadvisor’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target funds with the following types of investments:

1. funds with significant investments in foreign securities traded on markets that close before the fund determines its NAV;

2. funds with significant investments in high yield securities that are infrequently traded; and

3. funds with significant investments in global securities.

Market timers may also target funds with other types of investments for frequent trading of shares.

Tax Matters

The following is a summary of some important tax issues that affect JHVIT and the funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHVIT or the funds. More information about taxes is located in the JHVIT SAI under the heading — “Additional Information Concerning Taxes.” You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes and their impact on your personal tax liability.

Qualification as a Regulated Investment Company; Diversification Requirements Applicable to Insurance Company Separate Accounts. JHVIT intends to take the steps necessary to qualify each fund as a regulated investment company under Subchapter M of the Code and believes that each fund will so qualify. As a result of qualifying as a regulated investment company, each fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders an amount at least equal to the sum of 90% of its net investment income and 90% of its net tax exempt interest income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Unless an exception applies, each fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHVIT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHVIT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any fund in which it invests, provided that the fund qualifies as a regulated investment company. Therefore, each fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

•	would be treated as owning shares of the fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

•	the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Advisor and the subadvisors and it is intended that each fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisors might otherwise believe to be desirable.

Tax-Qualified and Non-Qualified Contracts. Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHVIT, including the application of state and local taxes.

Foreign Investments. When investing in foreign securities or currencies, a fund may incur withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a fund of JHVIT.

Tax Implications for Insurance Contracts With Investments Allocated to JHVIT. For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a fund of JHVIT, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the JHVIT SAI for additional information on taxes.

Policy Regarding Disclosure of Fund Portfolio Holdings

The JHVIT SAI contains a description of JHVIT’s policies and procedures regarding disclosure of fund portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings.”)

Broker Compensation and Revenue Sharing Arrangements

Insurance companies and their SEC-registered separate accounts may use JHVIT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. These payments may influence such broker-dealers to recommend a Variable Product that use JHVIT as an underlying investment medium over another investment. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

John Hancock USA and John Hancock NY (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHVIT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHVIT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHVIT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Advisor’s profit on the advisory fee.

JHVIT fund shares are sold only to insurance companies and their separate accounts as the underlying investment medium for variable annuity and variable life insurance contracts and group annuity contracts offered to 401(k) plans (“variable contracts”). Two of these insurance companies, John Hancock USA and John Hancock NY, are affiliates of the Advisor (the “Affiliated Insurance Companies”). The Affiliated Insurance Companies perform administrative services for the JHVIT funds in connection with the variable contracts for which they serve as the underlying investment medium. To compensate the Affiliated Insurance Companies for providing these services, the Advisor, not the JHVIT funds, pays each Affiliated Insurance Company an administrative fee equal to 0.25% of the total average daily net assets of the JHVIT funds attributable to variable contracts issued by the Affiliated Insurance Company.

Required Vote

Approval of each Reorganization will require the affirmative vote of a Majority of the Outstanding Voting Securities of the applicable Acquired Fund. If the required shareholder approval is not obtained, the Acquired Fund will continue to operate indefinitely as a separate series of the Trust, or until the Board takes other action with respect to the fund.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHVIT that operate as funds of funds and invest in other JHVIT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHVIT were legally owned by John Hancock USA and John Hancock NY (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.

The Funds of Funds may invest in Series NAV shares of each of the Acquired and Acquiring Funds (the “Underlying Funds”). The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHVIT but rather with the subadvisor(s) to each Fund of Funds as a result of its subadvisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each Insurance Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of Manulife is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies from shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; (ii) signing and returning a new proxy, in each case if received by JHVIT by the close of business on September 16, 2014; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of JHVIT at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new voting instructions form, in each case if received by JHVIT by the close of business on September 16, 2014.

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHVIT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2) more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II, and Series NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares for which voting instructions are not timely received will nevertheless be voted in proportion to votes each of John Hancock USA and John Hancock NY receives, all shares will be voted at the meeting and thus the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials. The expenses of each Reorganization will be borne entirely by the relevant Acquired Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Advisor or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.

Fund Voting. There will be a separate vote of each Acquired Fund. Shares of an Acquired Fund will vote in the aggregate, and not by class of shares, with respect to each proposal.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of the Acquired Funds, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts that are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Fund held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. The following sets forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each class of shares of each Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

Acquired Funds

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, and Series NAV shares of each Acquired Fund, as applicable, and the percentage ownership thereof by John Hancock USA and John Hancock NY, and collectively by the Funds of Funds are set forth below:

Percentage of Shares Held by
Acquired Fund	Share Class	Number of Outstanding Shares	Number of Eligible Votes	JH USA	JH NY	Funds of Funds*
Natural Resources Trust	Series I
Series II
Series NAV
Bond PS Series	Series II
Series NAV

*	Represents the aggregate percentage ownership of the Funds of Funds.

[As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Acquired Fund.]

Acquiring Funds

As of the Record Date, the share of each class of each Acquiring Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY, and collectively by the Funds of Funds are set forth below:

Percentage of Shares Held by
Acquiring Fund	Share Class	Number of Outstanding Shares	JH USA	JH NY	Funds of Funds*
Global Trust	Series I
Series II
Series NAV
Bond Trust	Series I
Series II
Series NAV

*	Represents the aggregate percentage ownership of the Funds of Funds.

[As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Acquiring Fund.]

FINANCIAL STATEMENTS

The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2013 (File Nos. 2-94157; 811-04146) have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The financial highlights of the Acquired and Acquiring Funds for the five years ended December 31, 2013, are included in Appendix B to this Proxy Statement/Prospectus.

JHVIT will furnish, without charge, copies of its Annual Report for the fiscal year ended December 31, 2013 and Semiannual Report for the fiscal period ended June 30, 2014 (when available) to any shareholder or contract owner upon request. To obtain a report, please contact JHVIT by calling 1-800-344-1029 or by writing to JHVIT at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Treasurer. JHVIT’s Annual Report for the fiscal year ended December 31, 2013 was filed with the SEC on March 6, 2013.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Betsy Anne Seel, Esq. Assistant Vice President and Senior Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts 02110.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

August 11, 2014

Boston, Massachusetts

It is important that voting instructions be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the Voting Instructions Form and return it in the enclosed envelope.

Appendix A —

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this [    ] day of [     ], 2014, by John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of each “Acquired Fund” and its corresponding “Acquiring Fund” listed below, all of which are separate series or funds of JHVIT.

Acquired Fund	Corresponding Acquiring Fund
Natural Resources Trust	Global Trust
Bond PS Series	Bond Trust

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of each Acquired Fund and its corresponding Acquiring Fund. As used herein, unless otherwise stated or the context otherwise requires, each Acquired Fund, each Acquiring Fund, and each Reorganization are, respectively, the “Acquired Fund,” the “Acquiring Fund,” and the “Reorganization.”

WHEREAS, JHVIT intends to provide for the reorganization of the Acquired Fund through the acquisition by the Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II and Series NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of JHVIT (the “Board”) has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such series, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such series (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, hereto agrees as follows:

1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a) Plan of Reorganization.

(i) JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II, and Series NAV shares, as applicable, of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, and Series NAV shares of beneficial interest, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.

(ii) As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of

Series I, Series II, and Series NAV shares, as applicable, of the Acquired Fund will receive Series I, Series II, and Series NAV shares of the Acquiring Fund, respectively. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iii) With respect to the Reorganization, as soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b) Exchange Date and Effective Time of the Reorganization.

(i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of: (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) November 7, 2014; or (C) such later day as any one or more of the officers of JHVIT may determine.

(ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization, unless otherwise provided.

(iii) In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted; or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv) On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Custodian to the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c) Valuation.

(i) The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II, and Series NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund shall be computed by the Custodian in the manner set forth in the Declaration of Trust or JHVIT’s By-laws (the “By-laws”) and then-current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in the Declaration of Trust or By-laws and then-current prospectus and statement of additional information.

(ii) The number of Series I, Series II, and Series NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class to be transferred by the net asset value per share of the shares of the Acquiring Fund to be exchanged for each such class of shares of the Acquired Fund, in each case as determined in accordance with Section 1(c)(i).

(iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

2. Representations and Warranties of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a) Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. JHVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents. The current prospectus of JHVIT dated April 30, 2014, as supplemented, and the current statement of additional information of JHVIT dated April 30, 2014, as it relates to the Acquiring Fund, as supplemented, and as it may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements. The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2013, which have been audited by the independent registered public accounting firm retained by JHVIT, fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles (“GAAP”).

(f) Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series).

(g) Authority Relative to this Plan. JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(h) Liabilities. There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s

Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2013 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i) No Material Adverse Change. Since December 31, 2013, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k) Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l) Taxes. All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2013, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3. Representations and Warranties of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a) Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. JHVIT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c) Current Offering Documents. The current prospectus of JHVIT dated April 30, 2014, as supplemented, and the current statement of additional information of JHVIT dated April 30, 2014, as it relates to the Acquired Fund, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e) Financial Statements. The financial statements of the Acquired Fund for the fiscal year ended December 31, 2013, which have been audited by the independent registered public accounting firm retained by JHVIT, fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

(f) Authority Relative to this Plan. JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(g) Liabilities. There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2013 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h) No Material Adverse Change. Since December 31, 2013, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j) Contracts. JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) that will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k) Taxes. All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2013, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4. Covenants of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a) Registration Statement. On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement: (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the “Regulations”); and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “SAI”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. Covenants of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a) Meeting of the Acquired Fund’s Shareholders. JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c) Registration Statement. In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and SAI). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and SAI, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or SAI made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or SAI as provided in this Section 5(c).

(d) Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

6. Conditions Precedent to Obligations of JHVIT on Behalf of the Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b) Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2013.

(c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d) Tax Opinions. JHVIT shall have received one or more opinions of Dechert LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT, that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and SAI, and on such other written representations verified as of the Effective Time of the Reorganization.

7. Conditions Precedent to Obligations of JHVIT on Behalf of the Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Approval by the Acquired Fund’s Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b) Covenants, Warranties and Representations. With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2013.

(c) Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHIMS (or, at its discretion, by a subadvisor for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

(e) Distribution of Income and Gains. JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f) Tax Opinions. JHVIT shall have received the Tax Opinions.

(g) Financial Statements. The financial statements of JHVIT for the fiscal year ended December 31, 2013 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years to and including December 31, 2013.

8. Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a) Amendments. JHVIT may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made that substantially changes the terms hereof. Notwithstanding the foregoing, this Plan may be deemed to be amended as provided in Section 12 hereof.

(b) Waivers. At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it or such Fund or series contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or series contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c) Termination. This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that either the Board of Trustees or one or more of the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds or for any other reason.

(d) Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on November 7, 2015 if the Effective Time of the Reorganization is not on or prior to such date.

(e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. Expenses

The expenses of each Reorganization will be borne as follows: the Acquired Fund will bear 100% of such expenses. If the Reorganization is not consummated as to the Acquired Fund or the Acquiring Fund, the expenses of the Reorganization as to that Acquired Fund or the Acquiring Fund, as applicable, will be paid by JHIMS. Such expenses include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs relating to the Reorganization.

10. Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Fund, the Acquiring Fund and JHVIT notwithstanding any investigation made by such party or on its behalf.

11. Headings; Counterparts; Governing Law; Assignment

(a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d) This Plan shall bind and inure to the benefit of JHVIT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e) The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No series of JHVIT shall be liable for claims against any other series of JHVIT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE TRUST,
on behalf of each Acquired Fund

BY:
Name:
Title:

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of each Acquiring Fund

BY:
Name:
Title:

For purposes of Section 9 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

BY:
Name:
Title:

Appendix B —

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired and Acquiring Funds are intended to help investors understand the financial performance of each fund for the past five years ended December 31, 2013 (or since inception in the case of a fund in operation for less than five years). Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2013 (File Nos. 2-94157 and 811-04146) have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Natural Resources Trust

Per share operating performance for a share outstanding throughout the period

		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and Net unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio (in turnover (%)
Series I
12-31-2013	10.09	0.05	0.25	0.30	(0.06)	—	—	(0.06)	10.33	2.97	1.16	1.13	0.48	11	64	[3]
12-31-2012	10.12	0.06	(0.01)	0.05	(0.08)	—	—	(0.08)	10.09	0.52	1.13	1.12	0.59	11	94
12-31-2011	12.77	0.09	(2.68)	(2.59)	(0.06)	—	—	(0.06)	10.12	(20.29)	1.11	1.11	0.72	13	87
12-31-2010	11.15	0.06	1.63	1.69	(0.07)	—	—	(0.07)	12.77	15.21	1.08	1.08	0.52	18	82
12-31-2009	13.43	0.07	3.23	3.30	(0.13)	(5.45)	—	(5.58)	11.15	59.19	1.08	1.08	0.73	17	30
Series II
12-31-2013	9.97	0.03	0.26	0.29	(0.04)	—	—	(0.04)	10.22	2.90	1.36	1.33	0.28	78	64
12-31-2012	10.01	0.04	(0.02)	0.02	(0.06)	—	—	(0.06)	9.97	0.22	1.33	1.32	0.38	99	94
12-31-2011	12.62	0.06	(2.63)	(2.57)	(0.04)	—	—	(0.04)	10.01	(20.38)	1.31	1.31	0.52	125	87
12-31-2010	11.03	0.03	1.61	1.64	(0.05)	—	—	(0.05)	12.62	14.87	1.28	1.28	0.32	191	82
12-31-2009	13.33	0.05	3.18	3.23	(0.08)	(5.45)	—	(5.53)	11.03	58.90	1.26	1.26	0.50	188	30
Series NAV
12-31-2013	9.92	0.05	0.25	0.30	(0.06)	—	—	(0.06)	10.16	3.07	1.11	1.08	0.54	67	64
12-31-2012	9.95	0.06	— [3]	0.06	(0.09)	—	—	(0.09)	9.92	0.58	1.08	1.07	0.62	69	94
12-31-2011	12.56	0.09	(2.64)	(2.55)	(0.06)	—	—	(0.06)	9.95	(20.27)	1.06	1.06	0.78	68	87
12-31-2010	10.97	0.06	1.61	1.67	(0.08)	—	—	(0.08)	12.56	15.25	1.03	1.03	0.57	80	82
12-31-2009	13.33	0.06	3.17	3.23	(0.14)	(5.45)	—	(5.59)	10.97	59.22	1.09	1.09	0.62	73	30

1	Based on the average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $0.005 per share.

Global Trust

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data

		Income (loss) from investment operations			Less Distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions and amounts recaptured (%)	Expenses including reductions and amounts recaptured (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Series I
12-31-2013	15.86	0.26	4.66	4.92	(0.28)	—	—	(0.28)	20.50	31.09	0.96	0.95	1.45	176	14
12-31-2012	13.31	0.30	2.57	2.87	(0.32)	—	—	(0.32)	15.86	21.74	0.96	0.94	2.04	156	16
12-31-2011	14.48	0.31	(1.18)	(0.87)	(0.30)	—	—	(0.30)	13.31	(6.00)	0.96	0.94	2.14	150	24
12-31-2010	13.64	0.22	0.84	1.06	(0.22)	—	—	(0.22)	14.48	7.76	0.96	0.94	1.64	178	8
12-31-2009	10.54	0.18	3.12	3.30	(0.20)	—	—	(0.20)	13.64	31.37	0.96	0.93	1.58	182	10
Series II
12-31-2013	15.81	0.22	4.65	4.87	(0.25)	—	—	(0.25)	20.43	30.83	1.16	1.15	1.23	34	14
12-31-2012	13.27	0.27	2.57	2.84	(0.30)	—	—	(0.30)	15.81	21.51	1.16	1.14	1.85	30	16
12-31-2011	14.44	0.28	(1.18)	(0.90)	(0.27)	—	—	(0.27)	13.27	(6.22)	1.16	1.14	1.94	29	24
12-31-2010	13.60	0.19	0.84	1.03	(0.19)	—	—	(0.19)	14.44	7.55	1.16	1.14	1.45	34	8
12-31-2009	10.51	0.16	3.10	3.26	(0.17)	—	—	(0.17)	13.60	31.10	1.16	1.13	1.41	36	10
Series NAV
12-31-2013	15.85	0.27	4.64	4.91	(0.29)	—	—	(0.29)	20.47	31.03	0.91	0.90	1.50	470	14
12-31-2012	13.30	0.30	2.58	2.88	(0.33)	—	—	(0.33)	15.85	21.82	0.91	0.89	2.09	422	16
12-31-2011	14.47	0.32	(1.18)	(0.86)	(0.31)	—	—	(0.31)	13.30	(5.95)	0.91	0.89	2.18	404	24
12-31-2010	13.63	0.23	0.83	1.06	(0.22)	—	—	(0.22)	14.47	7.83	0.91	0.89	1.69	472	8
12-31-2009	10.53	0.19	3.11	3.30	(0.20)	—	—	(0.20)	13.63	31.46	0.91	0.88	1.67	473	10

1	Based on the average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

Bond PS Series

Per share operating performance for a share outstanding throughout the period

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and Net unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions and amounts recapture (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)		Portfolio (in turnover (%)
Series II
12-31-2013	13.20	0.21	(0.43)	(0.22)	(0.31)	(0.05)	—	(0.36)	12.62	(1.72)		0.88		0.88		1.59		—	[3]	110
12-31-2012	12.66	0.26	0.46	0.72	(0.18)	—	—	(0.18)	13.20	5.67		0.92	[7]	0.91		1.98		—	[3]	107
12-31-2011[4]	12.50	0.18	0.18	0.36	(0.11)	(0.09)	—	(0.20)	12.66	2.88	[5]	1.16	[6]	0.98	[6]	2.05	[6]	2		114
Series NAV
12-31-2013	13.20	0.24	(0.43)	(0.19)	(0.34)	(0.05)	—	(0.39)	12.62	(1.47)		0.63		0.63		1.84		292		110
12-31-2012	12.65	0.26	0.49	0.06	(0.20)	—	—	(0.20)	13.20	5.96		0.67	[7]	0.66		1.97		234		107
12-31-2011	12.50	0.18	0.20	(2.55)	(0.14)	(0.09)	—	(0.23)	12.65	2.98	[5]	0.83	[6]	0.73	[6]	2.12	[6]	109		114

1	Based on the average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.
4	The inception date for Series II and Series NAV shares is 4-28-11.
5	Not annualized.
6.	Annualized.
7.	Expense ratio has been revised to conform with current year prediction of expense recapture and net expense reductions.

Bond Trust

Per share operating performance for a share outstanding throughout the period

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and Net unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]		Expenses before reductions and amounts recapture (%)		Expenses including reductions and amounts recaptured (%)		Net investment income (loss) (%)		Net assets, end of period (in millions)	Portfolio (in turnover (%)
Series I
12-31-2013	13.99	0.27	(0.46)	(0.19)	(0.40)	(0.10)	—	(0.50)	13.30	(1.36)		0.65		0.64		1.97		249	104
12-31-2012	13.62	0.31	0.55	0.86	(0.39)	(0.10)	—	(0.49)	13.99	6.34		0.65		0.64		2.23		244	114
12-31-2011[3]	13.87	0.02	0.08	0.10	(0.35)	—	—	(0.35)	13.62	0.75	[4]	0.66	[5]	0.65	[5]	0.75	[5]	230	108	[6]
Series II
12-31-2013	14.01	0.24	(0.46)	(0.22)	(0.38)	(0.10)	—	(0.48)	13.31	(1.63)		0.85		0.84		1.77		629	104
12-31-2012	13.64	0.29	0.54	0.83	(0.36)	(0.10)	—	(0.46)	14.01	6.12		0.85		0.84		2.03		634	114
12-31-2011	13.87	0.01	0.09	0.10	(0.33)	—	—	(0.33)	13.64	0.73	[4]	0.86	[5]	0.85	[5]	0.55	[5]	642	108	[6]
Series NAV
12-31-2013	13.98	0.28	(0.46)	(0.18)	(0.41)	(0.10)	—	(0.51)	13.29	(1.32)		0.60		0.59		2.03		7,366	104
12-31-2012	13.62	0.32	0.54	0.86	(0.40)	(0.10)	—	(0.50)	13.98	6.31		0.60		0.59		2.26		7,070	114
12-31-2011	13.48	0.41	0.34	0.75	(0.46)	(0.15)	—	(0.61)	13.62	5.58		0.61		0.60		2.96		5,101	108	[6]
12-31-2010	12.88	0.40	0.46	0.86	(0.26)	— [7]	—	(0.26)	13.48	6.65		0.62		0.62		2.99		5,369	99
12-31-2009[8]	12.50	0.18	0.23	0.41	(0.03)	—	—	(0.03)	12.88	3.24	[4]	0.67	[5]	0.67	[5]	3.31	[5]	1,429	67

1	Based on the average daily shares outstanding.
2.	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3.	The inception date for Series I and Series II shares is 10-31-11.
4.	Not annualized.
5.	Annualized.
6.	Excludes merger activity
7.	Less than $0.005 per share.
8.	The inception date for Class NAV shares is 7-29-09.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL

•	Read the Proxy Statement/Prospectus and have this card at hand	•	Read the Proxy Statement/Prospectus and have this card at hand	•	Read the Proxy Statement/Prospectus and have this card at hand

•	Call toll-free 1-800-690-6903	•	Log on to www.proxyvote.com	•	Check the appropriate boxes on reverse side

•	Follow the recorded instructions	•	Follow the on-screen instructions	•	Sign and date Voting Instructions

•	Do not return this paper ballot	•	Do not return this paper ballot	•	Return promptly in the enclosed envelope

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

NATURAL RESOURCES TRUST

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, September 17, 2014, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of July 20, 2014. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON SEPTEMBER 16, 2014 TO BE VOTED AT THE MEETING TO BE HELD ON SEPTEMBER 17, 2014.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

(ARROW)
Date: , 2014

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR ☒ (ARROW)
NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Natural Resources Trust into Global Trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL

•	Read the Proxy Statement/Prospectus and have this card at hand	•	Read the Proxy Statement/Prospectus and have this card at hand	•	Read the Proxy Statement/Prospectus and have this card at hand

•	Call toll-free 1-800-690-6903	•	Log on to www.proxyvote.com	•	Check the appropriate boxes on reverse side

•	Follow the recorded instructions	•	Follow the on-screen instructions	•	Sign and date Voting Instructions

•	Do not return this paper ballot	•	Do not return this paper ballot	•	Return promptly in the enclosed envelope

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

BOND PS SERIES

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, September 17, 2014, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of July 20, 2014. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON SEPTEMBER 16, 2014 TO BE VOTED AT THE MEETING TO BE HELD ON SEPTEMBER 17, 2014.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

(ARROW)
Date: , 2014

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR ☒ (ARROW)
NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN
Proposal 1	Approval of Agreement and Plan of Reorganization providing for the reorganization of Bond PS Series into Bond Trust.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

STATEMENT OF ADDITIONAL INFORMATION

Dated: August 11, 2014

This Statement of Additional Information is available to the shareholders of each of the series or funds of John Hancock Variable Insurance Trust (“JHVIT”) listed below as an “Acquired Fund” in connection with the proposed reorganization providing for the combination of each Acquired Fund into the corresponding JHVIT fund listed below as an “Acquiring Fund” (each, a “Reorganization” and, together, the “Reorganizations”).

Acquired Funds	Corresponding Acquiring Funds
Natural Resources Trust	Global Trust
Bond PS Series	Bond Trust

This Statement of Additional Information is not a prospectus but should be read in conjunction with JHVIT’s Proxy Statement/Prospectus dated August 11, 2014 for the Special Meeting of Shareholders of the Acquired Funds to be held on September 17, 2014. The Proxy Statement/Prospectus, which describes the Reorganization, may be obtained without charge by writing to JHVIT at the address above or by calling the following toll free telephone number: (800) 344-1029.

Statement of Additional Information of JHVIT dated April 30, 2014, as supplemented, relating to the Acquired Funds and the Acquiring Funds.

Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2013, relating to the Acquired Funds and the Acquiring Funds.

Pro forma Financial Information for each Reorganization.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-04146):

1.	The Statement of Additional Information of JHVIT dated April 30, 2014, as supplemented, relating to the Acquired Funds and the Acquiring Funds.

2.	The Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2013, relating to the Acquired Funds and the Acquiring Funds, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHVIT’s Annual Report to Shareholders dated December 31, 2013 filed with the SEC on Form N-CSR on March 7, 2014, insofar as such financial statements and report relate to the Acquired Funds and the Acquiring Funds.

PRO FORMA FINANCIAL INFORMATION

Combination of Natural Resources Trust into Global Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of Natural Resources Trust and Global Trust for the fiscal year ended December 31, 2013, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2013 is intended to present ratios and supplemental data as if the merger of Natural Resources Trust, or Acquired Fund, into Global Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at January 1, 2013. The merger is intended to consolidate the Acquired and Acquiring Funds, each of which invests in equity securities.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.97% and 0.0.80%, respectively, for the fiscal year ended December 31, 2013.

As of December 31, 2013, the net assets of: (i) the Acquired Fund were $156,500,516; and (ii) the Acquiring Fund were $679,997,993. The net assets of the combined fund as of December 31, 2013 would have been $836,412,262, reflecting a reduction of $86,247 due to estimated reorganization costs (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies).

On a pro forma basis, for the year ended December 31, 2013, this proposed reorganization would result in a $305,761 decrease in the combined management fees charged, and a decrease in combined other operating expenses (including audit fees) of $100,749, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

At December 31, 2013, Natural Resources Trust and Global Trust had total capital loss carryforwards of $144,514,980 and $42,010,820, respectively; the availability of Natural Resources Trust’s carryforwards to offset future capital gains, if any, in the Acquiring Fund may be limited. Variable annuity and variable life insurance contract owners are not expected to be affected by any limitations on the utilization of capital losses by the Funds.

The estimated reorganization costs of $86,247 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: the Acquired Fund will bear 100% of such expenses. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by John Hancock Investment Management Services, LLC, the Funds’ investment advisor.

Combination of Bond PS Series into Bond Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of Bond PS Series and Bond Trust for the fiscal year ended December 31, 2013, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended December 31, 2013 is intended to present ratios and supplemental data as if the merger of Bond PS Series, or Acquired Fund, into Bond Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at January 1, 2013. The merger is intended to consolidate the Acquired and Acquiring Funds, each of which invests in fixed income securities.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodians. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.56% and 0.56%, respectively, for the fiscal year ended December 31, 2013.

As of December 31, 2013, the net assets of: (i) the Acquired Fund were $292,757,258; and (ii) the Acquiring Fund were $8,243,671,774. The net assets of the combined fund as of December 31, 2013 would have been $8,536,354,017, reflecting a reduction of $75,015 due to estimated reorganization costs (consisting of brokerage commissions or other transaction costs, legal, accounting, printing, and solicitation and tabulation of proxies).

On a pro forma basis, for the year ended December 31, 2013, this proposed reorganization would result in no change in the combined management fees charged, and a decrease in combined other operating expenses (including audit fees) of $63,752, due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

At December 31, 2013, Bond PS Series and Bond Trust had total capital loss carryforwards of $4,297,584 and $130,934,616, respectively; the availability of Bond PS Series’ carryforwards to offset future capital gains, if any, in the Acquiring Fund may be limited. Variable annuity and variable life insurance contract owners are not expected to be affected by any limitations on the utilization of capital losses by the Funds.

The estimated reorganization costs of $75,015 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne as follows: the Acquired Fund will bear 100% of such expenses. If the Reorganization is not consummated, the expenses of the Reorganization as to that Fund will be paid by John Hancock Investment Management Services, LLC, the Funds’ investment advisor.

PART C

OTHER INFORMATION

Item 15. Indemnification

Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number	Description* * Unless otherwise stated, all filing references are to File No. 2-94157.

1(a)	Agreement and Declaration of Trust dated September 29, 1988 — previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

1(b)	Redesignation of Series of Shares dated April 3, 1991 relating to Bond Trust — previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on April 25, 1996, accession number 0000950135-96-001803.

1(c)	Amendment dated October 1, 1997 to the Agreement and Declaration of Trust dated September 29, 1988 relating to Trust name change to Manufacturers Investment Trust — previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998, accession number 0000950135-98-001303.

1(d)	Establishment and Designation of Additional Class of Shares dated January 2, 2002 relating to Class A Shares and Class B Shares of beneficial interest previously filed as exhibit (a)(28) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(e)	Redesignation of Class of Shares dated May 1, 2002 relating to Class A Shares and Class B Shares of beneficial interest previously filed as exhibit (a)(29) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

Exhibit Number	Description*

1(f)	Establishment and Designation of Additional Series of Shares of Beneficial Interest dated May 1, 2003 relating to Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, and Small Cap Opportunities Trusts previously filed as exhibit (a)(32) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(g)	Redesignation of Series of Shares dated May 1, 2004 relating to Pacific Rim Emerging Markets Trust and Global Equity Trust previously filed as exhibit (a)(39) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(h)	Amendment dated January 1, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to Trust name change to John Hancock Trust previously filed as exhibit (a)(40) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(i)	Establishment and Designation of Additional Class of Shares dated January 25, 2005 relating to Class NAV Shares of beneficial interest previously filed as exhibit (a)(41) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(j)	Amendment dated April 29, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to amending and restating of Article IV, Section 4.1 previously filed as exhibit (a)(43) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(k)	Amendment dated April 29, 2005 to the Agreement and Declaration of Trust dated September 29, 1988 relating to amending and restating of Article VII, Section 7.2 previously filed as exhibit (a)(44) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

1(l)	Establishment and Designation of Additional Series of Shares of Beneficial Interest September 29, 1988 relating to Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Bond PS Series and Strategic Allocation Trust previously filed as exhibit (a)(68) to post-effective amendment no. 93 filed on February 10, 2011, accession number 0000950123-11-011585.

2(a)	Revised By-laws of the Trust dated June 30, 2006 previously filed as exhibit (b)(2) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

2(b)	Amendment dated December 13, 2006 to the By-laws of the Trust, dated June 30, 2006 previously filed as exhibit (b)(3) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

3	Not Applicable.

4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5	Included in Exhibits 1 and 2 hereto and in Specimen Share Certificate previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997, accession number 0000950135-97-003874.

6(a)	Amended and Restated Advisory Agreement dated September 26, 2008 between John Hancock Variable Insurance Trust (formerly John Hancock Trust) and John Hancock Investment Management Services, LLC (the “Adviser”) previously filed as exhibit (d)(1) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

Exhibit Number	Description*

6(a)(1)	Chief Compliance Officer Services Agreement between the CCO, John Hancock Variable Insurance Trust (formerly John Hancock Trust), and John Hancock Investment Management Services, LLC dated October 10, 2008 previously filed as exhibit (d)(1)(A) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

6(a)(2)	Amendment to Amended and Restated Advisory Agreement dated September 26, 2008 regarding Bond Trust and Core Balanced Strategy Trust, between John Hancock Trust and John Hancock Investment Management Services, LLC – previously filed as exhibit 99.(d)(1)(C) to post-effective amendment no. 86 filed on April 27, 2009, accession number 0000950135-09-003140.

6(a)(3)	Amendment dated May 3, 2010 to Amended and Restated Advisory Agreement dated September 30, 2008 regarding Alpha Opportunities Trust, Blue Chip Growth Trust, Equity-Income Trust, Natural Resources Trust, New Income Trust, Small Cap Value Trust and Heritage Trust, between John Hancock Trust and John Hancock Investment Management Services, LLC – previously filed as exhibit (d)(1)(F) to post-effective amendment no. 96 filed on April 26, 2011, accession number 0000950123-11-039158.

6(a)(4)	Amendment dated June 25, 2010 to Amended and Restated Advisory Agreement dated September 30, 2008 regarding Global Trust, Income Trust, International Small Company Trust, International Value Trust, Small Company Growth Trust, Currency Strategies Trust, International Growth Stock Trust and Ultra Short Term Bond Trust, between John Hancock Trust and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(G) to post-effective amendment no. 96 filed on April 26, 2011, accession number 0000950123-11-039158.

6(a)(5)	Amendment dated March 25, 2011 to Amended and Restated Advisory Agreement dated September 30, 2008 regarding Mutual Shares Trust, Bond PS Series, Strategic Allocation Trust, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series, between John Hancock Trust and John Hancock Investment Management Services, LLC – previously filed as exhibit (d)(1)(K) to post-effective amendment no. 96 filed on April 26, 2011, accession number 0000950123-11-039158.

6(b)	Amendment dated May 1, 2003 to Subadvisory Agreement dated January 29, 1999 relating to Natural Resources Trust, between the Adviser and Wellington Management Company, LLP previously filed as exhibit (d)(33)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

6(b)(1)	Amendment dated June 25, 2010 to Subadvisory Agreement dated December 8, 2003 relating to Global Trust, between the Adviser and Templeton Global Advisors Limited previously filed as exhibit (d)(30)(C) to post-effective amendment no. 96 filed on April 26, 2011, accession number 0000950123-11-039158.

6(b)(2)	Amendment dated March 25, 2011 to the Subadvisory Agreement dated April 28, 2006 relating to Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series, Lifestyle Moderate PS Series, Strategic Allocation Trust, Bond PS Series, Optimized All Cap Trust and Optimized Value Trust, between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC previously filed as exhibit (d)(20)(S) to post-effective amendment no. 98 filed on January 11, 2012, accession number 0000950135 0000950123-12-000661.

6(b)(3)	Amendment dated July 1, 2011 to the Subadvisory Agreement dated April 28, 2006 relating to Bond PS Series and Bond Trust, between the Adviser and John Hancock Asset Management a division of Manulife Asset Management (US) LLC previously filed as exhibit (d)(36)(D) to post-effective amendment no. 98 filed on January 11, 2012, accession number 0000950135 0000950123-12-000661.

Exhibit Number	Description*

7(a)	Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (d)(1)(B) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

7(b)	Amendment dated September 28, 2004 to Distribution Agreement dated January 1, 2002 as amended June 26, 2003 previously filed as exhibit (e)(2) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

8	Not Applicable

9	Custodian Agreement dated September 26, 2008 between the Trust and State Street Bank and Trust Company previously filed as exhibit (g) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

10(a)	Series I Shares Rule 12b-1 Plan (formerly Class A Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, June 27, 2008, and March 25, 2011 previously filed as exhibit (m) to post-effective amendment no. 93 filed on February 10, 2011, accession number 0000950123-11-011585.

10(a)(1)	Series II Shares Rule 12b-1 Plan (formerly Class B Shares) dated September 21, 2001, as amended April 4, 2002, June 26, 2003, April 1, 2004, December 13, 2004, June 23, 2005, September 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, June 27, 2008, and March 25, 2011 previously filed as exhibit (m)(1) to post-effective amendment no. 93 filed on February 10, 2011, accession number 0000950123-11-011585.

10(b)	Rule 18f-3 Plan dated September 21, 2001, as amended April 4, 2002, June 26, 2003, December 13, 2004, June 23, 2005, December 13, 2005, March 30, 2006, March 23, 2007, September 28, 2007, and March 25, 2008 previously filed as exhibit (n) to post-effective amendment no. 84 filed on February 13, 2009, accession number 0000950135-09-000965.

11	Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters — Filed herewith.

12	Forms of Opinions of Dechert LLP on tax matters — Filed herewith.

13	Not Applicable.

14(a)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

14(b)	Consent of Dechert LLP — Filed herewith.

14(c)	Consent of Betsy Anne Seel — Included in Exhibit 11.

15	Not Applicable

16	Powers of Attorney for all Trustees — Filed herewith.

17	Annual Report of John Hancock Variable Insurance Trust dated December 31, 2013 — previously filed on Form N-CSR on March 7, 2014, accession no. 0001145443-14-000310.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Variable Insurance Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 1st day of July, 2014.

JOHN HANCOCK VARIABLE INSURANCE TRUST
(Registrant)

By:	/s/ Andrew G. Arnott
Andrew G. Arnott
President

Attest:

/s/ Betsy Anne Seel
Betsy Anne Seel, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Andrew G. Arnott Andrew G. Arnott	President (Chief Executive Officer)	** (Date)

/s/ Charles Rizzo Charles Rizzo	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	** (Date)

/s/ Charles L. Bardelis* Charles L. Bardelis	Trustee	** (Date)

/s/ Craig Bromley* Craig Bromley	Trustee	** (Date)

/s/ Peter S. Burgess* Peter S. Burgess	Trustee	** (Date)

/s/ William H. Cunningham* William H. Cunningham	Trustee	** (Date)

/s/ Grace K. Fey* Grace K. Fey	Trustee	** (Date)

/s/ Theron S. Hoffman* Theron S. Hoffman	Trustee	** (Date)

/s/ Deborah C. Jackson* Deborah C. Jackson	Trustee	** (Date)

/s/ Hassell H. McClellan* Hassell H. McClellan	Trustee	** (Date)

/s/ James. M. Oates* James M. Oates	Trustee and Chairman	** (Date)

/s/ Steven R. Pruchansky* Steven R. Pruchansky	Trustee	** (Date)

/s/ Gregory A. Russo* Gregory A. Russo	Trustee	** (Date)

/s/ Warren A. Thomson * Warren A. Thomson	Trustee	** (Date)

* By:	/s/ Betsy Anne Seel
Betsy Anne Seel, Attorney-in-Fact
Pursuant to Powers of Attorney Filed Herewith

**	July 1, 2014

JOHN HANCOCK VARIABLE INSURANCE TRUST

Index To Exhibits

Exhibit Number	Description of Exhibit

4	Form of Agreement and Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

11	Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters.

12	Forms of Opinions of Dechert LLP on tax matters.

14(a)	Consent of PricewaterhouseCoopers LLP.

14(b)	Consent of Dechert LLP.

16	Powers of Attorney for all Trustees.